First Horizon National Corporation First Quarter 2019 Earnings April 16, 2019

Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity” and certain financial measures excluding notable items, including merger-related charges. Notable items include certain revenue or expense items that may occur in a reporting period which management does not consider indicative of ongoing financial performance. Management believes it is useful for the investment community to consider financial metrics with and without notable items in order to enable a better understanding of company results, facilitate comparability of period-to-period financial results, and to evaluate and forecast those results. Although FHN has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation. This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments. 2

# 1Q19 Highlights

*Delivering on Key Strategic Priorities*

| | |
|---|---|
| **Loan Growth** | ✓ Broad-based C&I Growth |
| **Deposit Growth** | ✓ Strong deposit gathering in TN, Mid-Atlantic, & FL |
| **Positive Operating Leverage** | ✓ Revenues up, good expense discipline |
| **Higher Fixed Income** | ✓ Pre-Tax Income up $8mm LQ, with ADR up 48% |
| **Net Charge-Offs** | ✓ 7 bps |
| **Capital Deployment** | ✓ Total payout ratio at 97% |

| *(All comparisons are 1Q19 vs 4Q18)* | 1Q19 | |
|---|---|---|
| EPS | $0.31 | +3% |
| Adjusted EPS[2] | $0.35 | - |
| Revenue | $436mm | +6% |
| Adjusted Revenue[2] | $436mm | +3% |
| Net Income[1] | $99mm | +3% |
| Adjusted Net Income[1,2] | $113mm | - |
| ROTCE | 14.2% | +37bps |
| Adjusted ROTCE[2] | 16.1% | -5bps |
| Avg. Total Loans | $27.3B | +1% |
| Avg. Total Deposits | $32.5B | +2% |

*LQ – Linked Quarter. All comparisons are 1Q19 vs 4Q18, unless otherwise noted. All Deposit and Loan growth metrics are calculated with period-end balances, unless otherwise noted. [1]Net Income is defined as Net Income Available to Common Shareholders (NIAC). [2]Adjusted Net Income (Adjusted NIAC), Adjusted EPS, ROTCE, and Adjusted ROTCE are Non-GAAP numbers that are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix.*

3

Delivering on Key Strategic Priorities Dominate Tennessee • TN Deposit growth of 11% LQ annualized • TN Loan growth of 4% LQ annualized Profitably Grow Key Markets & Specialty Areas • Deposits up 15% in Mid-Atlantic and South Florida LQ annualized • Specialty lending growth of 14% LQ annualized Optimize The Expense Base • Targeting $50mm+ of savings to largely reinvest in technology and revenue production Deploy Capital Effectively • Tangible book value growth of 3% LQ • Total payout ratio at 97% ￮ Share buybacks of $52mm in 1Q19 ￮ Increased quarterly dividend from $0.12 to $0.14 per common share All comparisons are 1Q19 vs 4Q18, unless otherwise noted. All Deposit and Loan growth metrics are calculated with period-end balances, unless otherwise noted. LQ – Linked Quarter. 4

FINANCIAL RESULTS 5

# Financial Results

- Strong quarterly average loan and deposit growth of 1% and 2%, respectively
  - Regional Bank average loans up 1% LQ
  - Regional Bank average deposits up 4% LQ
- Total revenue up 6% LQ
  - Strong fee income increase driven by higher revenues in Fixed Income; $729k ADR, up 48% LQ and up 17% YOY
  - NII down LQ on lower loan accretion and fewer days in 1Q19
- Expenses up due to restructuring charges, deferred compensation expense and higher variable compensation in Fixed Income; all other expenses down $9mm LQ
- Deferred compensation net pre-tax impact of $1mm LQ; expense increase of $13mm offset by fee income increase of $12mm
- Loan loss provision at $9mm; net charge-offs benign at $5mm

| $ in millions except per share data | 1Q19 Actual | 4Q18 Actual | Actual LQ % Change | 1Q19 Adjusted[1] | 4Q18 Adjusted[1] | Adjusted LQ % Change |
|---|---|---|---|---|---|---|
| Net Interest Income | $295 | $303 | -3% | $295 | $303 | -3% |
| Fee Income | $141 | $110 | +28% | $141 | $121 | +17% |
| Total Revenue | $436 | $413 | +6% | $436 | $423 | +3% |
| Expense | $296 | $282 | +5% | $278 | $270 | +3% |
| Loan Loss Provision | $9 | $6 | +50% | $9 | $6 | +50% |
| Pre-Tax Income | $130 | $125 | +4% | $148 | $147 | +1% |
| NIAC[2] | $99 | $96 | +3% | $113 | $113 | –% |
| EPS | $0.31 | $0.30 | +3% | $0.35 | $0.35 | –% |
| Avg Loans ($B) | $27.3 | $27.2 | +1% | $27.3 | $27.2 | +1% |
| Avg Deposits ($B) | $32.5 | $31.8 | +2% | $32.5 | $31.8 | +2% |

## 1Q19 NIAC[2] & EPS Reconciliation

| $ in millions except per share data | Amount Pre-tax | Amount After-tax | Per Share EPS Impact |
|---|---|---|---|
| **1Q19 Adjusted[1]** | $148 | $113 | $0.35 |
| **Notable Items:** | | | |
| Restructuring | ($12) | ($9) | ($0.03) |
| Acquisition Related Items | ($6) | ($4) | ($0.01) |
| **1Q19 Reported** | $130 | $99 | $0.31 |

NM - Not Meaningful. LQ – Linked Quarter. YOY – Year Over Year. Numbers may not add to total due to rounding.
[1]Adjusted Fee Income, Revenue, Expense, Pre-Tax Income, NIAC, and EPS are Non-GAAP numbers and are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix. EPS and Adjusted EPS calculated using 319.6mm shares. [2]Net Income Available to Common (NIAC) includes the impact from $3mm of noncontrolling interest and $1.6mm of preferred stock dividends.

6

Total Loan Growth Improved Portfolio Mix with Strong C&I Growth • Period-end loans up 7% LQ annualized • Continued growth in Regional Banking offsets run-off in non-strategic portfolios • Broad–based C&I growth across various industries • CRE balances down, driven by ~$220mm of pay-offs due to strategic exits and borrower refinance • Consumer portfolio decline primarily driven by ~$60mm in Non-Strategic run-off Total Period-End Loan Growth Total Period-End Loan Trends LQ & YOY +$0.7B $28.0B +7% $27.3B $27.5B $28.0B $0.8B $0.7B $0.7B LQ $6.2B Annualized $6.4B $6.3B $3.9B $4.2B $4.0B $27.5B +9% $15.8B $16.5B $17.2B YOY -$0.1B -$0.1B $27.2B 1Q18 4Q18 1Q19 4Q18 CRE Consumer C&I 1Q19 C&I CRE Consumer Other¹ LQ – Linked Quarter. YOY – Year over year. Numbers may not add to total due to rounding 1Other includes Other Consumer loans, Credit Card, and Permanent Mortgage loans. 7

Regional Banking Driving Profitable Loan Growth Broad-based Loan Growth Particularly in Key Markets and Specialty Lending • Regional Banking loan growth of 8% LQ annualized • Key markets grew 16% LQ annualized with increases in South Florida, Middle TN, Houston • Specialty areas grew 14% LQ annualized ￮ LQ growth in loans to mortgage companies, healthcare, corporate ￮ Specialty areas comprise 40% of the Regional Banking loan portfolio Regional Banking Period-end Loan Growth Focus On Strategic Priorities Leads to LQ Loan Growth $25.8B $26.4B $26.9B Specialty 14% +8% (Annualized) LQ Annualized Key Markets¹ 8% (Annualized) $9.9B $10.3B $10.7B Specialty Tennessee 4% (Annualized) 1Q18 4Q18 1Q19 LQ – Linked Quarter. 1Key Markets includes Mid-Atlantic, Middle Tennessee, South Florida, and Texas. 8

Total Deposits Broad-based Core Deposit Growth, Significant Reduction in Market-indexed Deposits • Regional Banking growth of 14% LQ Strong PE LQ Deposit Growth in Key Markets (% is Annualized LQ) annualized with increases across key markets Tennessee Mid-Atlantic South FL • Market-indexed deposits declined $1B LQ +11% +15% +14% LQ $16.7B LQ LQ Annualized Annualized Annualized $4.3B $2.0B • Growth in new markets presents opportunity $4.2B $1.9B $16.2B to increase customer deposits and reduce market-index funding 4Q18 1Q19 4Q18 1Q19 4Q18 1Q19 Period-end Deposits Reflect Positive Shift in Deposit Funding Mix $32.7B $30.8B $32.5B $5.0B $4.1B Market- -19% $4.3B indexed LQ $1B in 100% beta market- $6.2B $6.7B $5.8B Commercial indexed deposits at 2.52% interest replaced with lower beta new $12.7B $13.3B $13.7B Consumer +3% customer deposits at 1.91% interest LQ $8.0B $8.1B $8.0B Non-interest 1Q18 4Q18 1Q19 LQ – Linked Quarter. Numbers may not add to total due to rounding. 9

# 1Q19 Net Interest Income & Net Interest Margin Trends

- NII down $8mm LQ on fewer days ($4mm) and less accretion ($4mm)
- NIM down 7bps LQ as strong deposit growth (+2bps) led to higher excess cash balances (-6bps) along with lower accretion (-4bps)

**NII and NIM Linked-Quarter Change Drivers**

| ($ in millions) | NII | NIM |
|---|---|---|
| 4Q18 - Reported | $302.5 | 3.38% |
| Less: 4Q18 CBF Loan Accretion | -$13.7 | -15bps |
| 4Q18 - Core[1] | $288.8 | 3.23% |
| Deposit Growth | +$1.6 | +2bps |
| Rates | -$1.2 | -1bps |
| Loans to Mtg Companies Bal. | -$1.2 | - bps |
| Interest Bearing Cash | -$0.2 | -6bps |
| Days | -$3.7 | - bps |
| Other | +$0.8 | +2bps |
| 1Q19 - Core[1] | $285.0 | 3.20% |
| Plus: 1Q19 CBF Loan Accretion | +$9.5 | +11bps |
| 1Q19 - Reported | $294.5 | 3.31% |

LQ – Linked Quarter. Numbers may not add to total due to rounding.

[1]Core excludes the accretion from CBF's loans, and is a Non-GAAP number reconciled in the table found on this slide. The average earning assets impact from CBF's loan accretion was $123mm in 1Q19 and $130mm in 4Q18.

10

Fixed Income Provides Counter-Cyclicality • Federal Reserve commentary and outlook for rates favorably impacted 1Q19 activity • ADR of $729k up 48% LQ as all trading desks showed LQ growth • Pre-tax income increased from higher ADR in addition to the benefit of lower fixed expenses Fixed Income Revenue and Expense Trends Key Drivers of Average Daily Revenue $65mm $800k $61mm Lower Higher Key Driver $60mm Revenue Revenue $600k $55mm $54mm Up Direction of rates Down $50mm $50mm $49mm Low Market Volatility Moderate $48mm $400k $45mm $50mm $51mm $48mm $47mm $47mm Flatter Shape of Yield Curve Steeper $40mm $200k State of Economy & 1Q18 2Q18 3Q18 4Q18 1Q19 Positive Negative Outlook Expense Revenue ADR (Right Axis) LQ – Linked Quarter. 11

# Optimizing The Expense Base

*Broad-based Expense Declines, Taking Further Efficiency Actions to Enable Reinvestment*

- Broad-based LQ decline across numerous categories
- Deferred compensation net pre-tax impact of $1mm LQ; expense increase of $13mm offset by fee income increase of $12mm
- Efficiency actions to position us for challenging rate environment, and capacity to reinvest savings into strategic hires and customer-facing technology to position for growth
  - Restructuring charges of $12mm enabled actions that are expected to reduce annual run rate by $30mm

## Drivers of Non-Interest Expense Change 4Q18 to 1Q19



($ in millions)
$250
$282
4Q18 Reported
($12)
4Q18 Acquisition Expense
$270
4Q18 Adjusted¹
Def. Comp Fee Income offset of $12mm
+$13
Def. Comp Expense Increase
Fixed Income revenue up $14mm
+$4
Fixed Income Expense Increase
($9)
Other Expense Reduction
$278
1Q19 Adjusted¹
+$6
1Q19 Acquisition Expense
+$12
1Q19 Restructuring Expense
$296
1Q19 Reported

LQ – Linked Quarter. Numbers may not add to total due to rounding.

[1] Adjusted Expense are Non-GAAP numbers and are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix.

12

Asset Quality • In 1Q19, net charge-off (NCO) ratio1 at 7bps Asset Quality Highlights and down 10 bps LQ ￮ $5mm in charge-offs ($ in millions) 1Q18 2Q18 3Q18 4Q18 1Q19 Charge-offs ($8) ($10) ($9) ($18) ($11) ￮ 30-day delinquencies down 15% LQ Recoveries $7 $8 $8 $6 $6 • Provision increase due to loan growth within Regional Banking Net Charge-offs $1 $2 $2 $12 $5 • Criticized and classified of commercial loans Provision/(Credit) ($1) $0 $2 $6 $9 down $78mm ￮ NPLs at 65bps, up 11bps LQ, increase Allowance for Loan Losses largely due to three C&I credits $27B $28B $27B $28B $28B • CBF credit performance as expected • Allowance to loans ratio remains steady at 69bps 66bps 67bps 68bps 66bps 66bps 1Q18 2Q18 3Q18 4Q18 1Q19 Period-end Loans ALLL to Loans Ratio LQ – Linked Quarter. Numbers may not add to total due to rounding. 1Net charge-off % is annualized and as % of average loans. 13

# Balance Sheet Evolution Yields Lower Risk Model

- Commercial loan portfolio shifting to higher quality, with 42% of commercial loans qualifying as investment grade equivalent
- High quality consumer portfolio with no subprime and minimal exposure to high risk consumer lending; FICO scores strong at 752
- Stronger capital resiliency in severely adverse DFAST scenario vs peers[1]
  - FHN CET1 decline 90bps vs 440bps for peers
  - Significantly lower stressed loss rates, severely adverse NCO's less than half of DFAST peers

## CRE to Total Capital: FHN vs Peers[2]



87%
105%
107%
109%
135%
141%
167%
180%
181%
219%
250%
258%
262%
CBSH
FCNC.A
UMBF
FHN
CFR
HWC
PB
TCBI
BOKF
IBKC
BKU
SNV
PNFP

## Positive Commercial Credit Grade Migration



($ are Total Ending Balance)
PD 1-5
High Pass
PD 6-9
Medium Pass
PD 10-12
Low Pass
PD 13-16
Non Pass
$9B
32%
9%
2009
$21B
3%
42%
1Q19

## Total Average Loans



1Q09
37%
15%
11%
37%
Since 1Q09, exited national 1st & 2nd Lien originations, One Time Close and significantly reduced exposure to Res-CRE and Land
1Q19
14%
23%
60%
3%
C&I
CRE
Home Equity / HELOC
Other Consumer³

[1]Results represent DFA Severely Adverse scenario. All references to peer stress testing data indicates aggregate HoldCo level 2018 supervisory Dodd-Frank Act Stress Testing ("DFAST") results of 35 participating firms. Source: Federal Reserve. [2]CRE is comprised of Non-owner-occupied Nonfarm/Nonresidential property loans, Multifamily loans, Construction & Land Development loans, and Unsecured CRE loans. Data as of 4Q18. Source: S&P Global Market Intelligence. [3]Other Consumer includes Other Consumer loans, Credit Card, One-time Close, and Permanent Mortgage loans.

14

Key Takeaways Delivering on Key Strategic Priorities & Controlling What We Can Control Controlling What We Can Control • Steady loan growth across markets and specialty areas • Strong deposit growth with momentum in key markets • Good expense discipline and taking additional efficiency actions to reinvest into company • Continued prudent underwriting • Effective capital deployment with share buybacks and dividend increase Uncontrollable Market Factors • Interest Rate Environment - Negative shift in Fed Funds, 1M LIBOR, UST Curves 15

Net Interest Margin Outlook Changes Driven by Negative Shift in Macro Rate Environment • Balance sheet trends remain strong with steady loan growth and deposit momentum in key markets • Prior NIM/NII outlook impacted by meaningful changes in market rates and expectations • Current expectation is NIM approximating current levels throughout 2019 ￮ Assumes no changes to FF rate in 2019, stabilization of 1M LIBOR at current levels, and steady declines in CBF related loan accretion Significant Changes in Yield and Forward Rate Curves Since Investor Day (Nov. ’18) FF Rate Hike/Cut Probability 1M LIBOR Foward Rate Curves1 UST Yield Curves1 3.3% 3.3% Nov. Mar. 3.1% ‘18 ‘19 3.1% 2.9% Hike Probability % 98% 0% 2.9% 2.7% 2.7% Cut Probability % 0% 53% 2.5% 2.5% • Nov. 2018: FF Futures Curve 2.3% 2.3% implied 3 rate hikes in 2019 - - - - - - - - - - 2.1% 2.1% Y Y Y Y Y Y 9 9 9 9 9 9 9 9 9 9 9 9 M M M M 0 1 2 3 5 7 1 1 1 1 1 1 1 1 1 1 1 1 1 2 3 6 1 ' ' ' ' ' ' ' ' ' ' ' ' l t r r y v c g n b n p u c a p a o e u e e (Tenor) a • March 2019: FF Futures Curve u J A O J J F A S N D M M implies 1 rate cut in 2019 (Reset Date) 11/6/18 (Investor Day) 3/29/2019 1Source: Bloomberg. 16

2019 Outlook: Delivering on Strategic Priorities 1Q19 2019 Outlook Commentary Reported Adjusted 1 1 Higher TCE due to higher investment ROTCE 14.2% 16.1% 16% +/- securities valuations ROA 1.03% 1.16%1 1.15% +/- Loan & Deposit Growth at 3-6% NIM 3.31% 3.31% 3.30% +/- Assumes no changes to FF rate in 2019, stabilization of 1M LIBOR at current levels, and steady declines in loan accretion Efficiency Efficiency Ratio expected to benefit from 68% 64%1 62% +/- 1Q19 restructuring actions and ongoing Ratio expense discipline NCOs 7bps 7bps 10bps +/- Credit outlook stable Capital levels expected to remain stable with CET1 9.7% 9.7% 9.5 - 10% payout ratio within 35-70% range 1ROTCE, Adjusted ROTCE, Adjusted ROA, and Adjusted Efficiency Ratio are Non-GAAP numbers, which are reconciled in the Appendix. 17

Dominate Tennessee Profitably Grow Key Markets & Specialty Areas Delivering on Strategic Priorities Optimize The Expense Base Transform the Customer Experience Strong Risk Profile & Effective Capital Deployment 18

APPENDIX 19

# 1Q19 Credit Quality Summary by Portfolio

| ($ in millions) | Regional Banking | | | | | Corporate[5] | Non-Strategic | | | | FHNC |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Commercial (C&I & Other) | CRE | HE & HELOC | Other[1] | Subtotal | Permanent Mortgage | Commercial (C&I & Other) | HE & HELOC | Permanent Mortgage | Other[2] | Total |
| Period End Loans | $16,814 | $3,947 | $5,780 | $439 | $26,980 | $38 | $362 | $372 | $168 | $70 | $27,990 |
| 30+ Delinquency % | 0.06% | 0.04% | 0.52% | 0.74% | 0.17% | 4.54% | 0.46% | 2.77% | 1.14% | 4.61% | 0.23% |
| Dollars | $10 | $1 | $30 | $3 | $45 | $2 | $2 | $10 | $2 | $3 | $64 |
| NPL[3] % | 0.43% | 0.07% | 0.71% | 0.08% | 0.43% | 4.49% | 0.78% | 11.25% | 11.29% | 0.56% | 0.65% |
| Dollars | $72 | $3 | $41 | $0 | $116 | $2 | $3 | $42 | $19 | $0 | $182 |
| Net Charge-offs[4] % | 0.06% | 0.04% | 0.04% | 2.08% | 0.09% | NM | NM | NM | NM | 4.35% | 0.07% |
| Dollars | $2 | $0 | $1 | $2 | $6 | 0 | ($0) | ($1) | ($1) | $1 | $5 |
| Allowance | $102 | $34 | $15 | $13 | $164 | 0 | $1 | $9 | $10 | $0 | $185 |
| Allowance / Loans % | 0.61% | 0.87% | 0.26% | 2.87% | 0.61% | NM | 0.36% | 2.41% | 5.96% | 0.20% | 0.66% |
| Allowance / Net Charge-offs | 10.98x | 22.50x | 6.17x | 1.38x | 7.32x | NM | NM | NM | NM | 0.04x | 10.10x |

Numbers may not add to total due to rounding. Data as of 1Q19. NM - Not meaningful.
[1]Includes Credit card, Permanent Mortgage, and Other. [2]Includes Credit card, OTC, and Other Consumer. [3]Non-performing loan excludes held-for-sale loans. [4]Net charge-offs are annualized.
[5]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on the balance sheet in the Corporate segment.

20

Select C&I and CRE Portfolio Metrics Regional Banking Average Commercial Loans C&I: Loans to Mortgage Companies 2% 2% Specialty Energy Areas Correspondent 4% $2.4 $2.3 $2.1 4% Franchise Finance $2.1 $2.0 $1.9 $1.9 5% $1.8 Healthcare $1.7 $1.5 43% 9% Corporate 1Q19 Loans to Mortgage Co. 11% Asset-Based Lending Commercial Real Estate 1Q18 2Q18 3Q18 4Q18 1Q19 Business Banking 5% 16% Period-end Balance ($B) Average Balance ($B) Commercial CRE: Collateral Type CRE: Geographic Distribution 2% Multi-Family NC Retail 11% 15% 24% TN Office 31% 12% 7% FL Industrial SC 1Q19 7% 1Q19 Other GA 14% 8% Hospitality 19% TX Land 19% 18% 13% Other Numbers may not add to total due to rounding. 21

Consumer Portfolio & Non-Strategic Overview HELOC Draw vs Repayment Balances Home Equity Portfolio In Draw In Repayment 65% $1.1B $0.4B 1Q19 6% 6% 7% 8% 8% 0-12 13-24 25-36 37-48 49-60 >60 Months Left in Draw Period Non-Strategic Consumer Real Estate Mortgage Repurchase Reserve $540mm $489mm ($ in millions) 1Q18 2Q18 3Q18 4Q18 1Q19 $442mm $405mm $372mm Beginning Balance $34 $33 $32 $32 $32 38% Net Realized Losses $0 ($1) $0 ($0) $0 37% 35% 33% 32% Provision Credit ($0) ($0) ($1) ($0) ($0) 1Q18 2Q18 3Q18 4Q18 1Q19 Ending Balance $33 $32 $32 $32 $31 Period-end Balance Constant Pre-Payment Rate Data as of 1Q19 unless noted otherwise. Numbers may not add to total due to rounding. 22

Notable Items – 2018 & 2019 Pre-Tax Pre-Tax 2018 Amount 2019 Amount Acquisition Expense ($31.4mm) Restructuring ($12.2mm) 1Q Gain on property sale $3.3mm Acquisition Expense ($5.7mm) Acquisition Expense ($43.2mm) 2Q Other Expense (Visa Shares) ($4.1mm) Acquisition Expense ($11.4mm) 3Q Visa B Share Monetization $212.9mm Acquisition Expense ($11.6mm) 4Q Acquisition: Fee-income Adjustment ($1.8mm) Return of excess fees from Capital Bank ($8.7mm) Debit Cards 23

Capital Bank Acquisition & Restructuring Expenses Capital Bank Merger and Integration Expenses Restructuring Expenses ($ in millions) 1Q19 4Q18 1Q18 ($ in millions) 1Q19 Employee comp., incentives and benefits (a) $0.5 $1.2 $3.9 Employee comp., incentives and benefits $6.5 Occupancy (b) $0.1 $2.9 $ - Legal & Professional fees $4.3 Miscellaneous expense (c) $1.1 $1.1 $2.0 Occupancy $0.8 Professional fees (d) $1.9 $3.1 $5.6 Miscellaneous expense $0.5 Contract employment and outsourcing (e) $ - $ - $1.4 Total Restructuring Expense $12.2 All other expense (f) $1.1 $2.0 $17.0 Total Capital Bank Merger and Integration Expense $4.7 $10.3 $30.1 (a) Primarily comprised of fees for severance and retention. (b) Primarily relates to fees associated with lease exit accruals. (c) Consists of fees for operations services, communications and courier, equipment rentals, depreciation, and maintenance, supplies, travel and entertainment, computer software, and advertising and public relations. (d) Primarily comprised of fees for legal, accounting, and merger consultants (e) Primarily relates to fees for temporary assistance for merger and integration activities. (f) Primarily relates to contract termination charges, costs of shareholder matters and asset impairments related to the integration, as well as other miscellaneous expenses. *Integration activities were substantially completed in second quarter 2018. This table shows acquisition expense related to the CBF transaction only and does not include expense from other acquisitions. Numbers may not add to total due to rounding. 24

# Reconciliation to GAAP Financials

*Slides in this presentation use non-GAAP information of adjusted fee income, adjusted revenue, adjusted noninterest expense, adjusted pre-tax income, adjusted net income available to common, and adjusted earnings per share. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.*

| ($ in millions) | 1Q19 | 4Q18 | % Change |
|---|---|---|---|
| **Adjusted Fee Income & Revenue** | | | |
| Revenue (GAAP) | $436 | $413 | 6% |
| Fee Income (GAAP) | $141 | $110 | 28% |
| Plus: Notable Items (GAAP) | $0 | $10 | NM |
| Adjusted Fee Income (Non-GAAP) | $141 | $121 | 17% |
| Plus: Net Interest Income (GAAP) | $295 | $303 | -3% |
| Adjusted Revenue (Non-GAAP) | $436 | $423 | 3% |
| **Adjusted Noninterest Expense** | | | |
| Noninterest Expense (GAAP) | $296 | $282 | 5% |
| Plus: Notable Items (GAAP) | -$18 | -$12 | 54% |
| Adjusted Noninterest Expense (Non-GAAP) | $278 | $270 | 3% |
| **Adjusted Pre-Tax Income** | | | |
| Pre-Tax Income (GAAP) | $130 | $125 | 4% |
| Plus: Notable Items (GAAP) | $18 | $22 | -19% |
| Adjusted Pre-Tax Income (Non-GAAP) | $148 | $147 | 1% |
| **Adjusted Net Income** | | | |
| Net Income (GAAP) | $103 | $101 | 3% |
| Plus: Tax-affected Notable Items (GAAP)[1] | $14 | $17 | -18% |
| Adjusted Net Income (Non-GAAP) | $117 | $118 | 0% |
| **Adjusted Net Income Available to Common (NIAC) & Earnings Per Share (EPS)** | | | |
| Net Income Available to Common (GAAP) | $99 | $96 | 3% |
| Plus: Tax-affected Notable Items (GAAP)[1] | $14 | $17 | -18% |
| Adjusted Net Income Available to Common (Non-GAAP) (a) | $113 | $113 | 0% |
| Average Common Diluted Shares (GAAP) (b) | 320 | 324 | -1% |
| Adjusted Average Common Diluted Shares (Non-GAAP) (b) | 320 | 324 | -1% |
| Earnings Per Share (GAAP) | $0.31 | $0.30 | 3% |
| Adjusted Earnings Per Share (Non-GAAP) (a/b) | $0.35 | $0.35 | 0% |

*Numbers may not add to total due to rounding. NM – Not Meaningful. N/A – Not Applicable.*
*[1]Tax-affected notable items assume an effective tax rate of ~23% in 1Q19 and ~24% in 4Q18.*

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Reconciliation to GAAP Financials Slides in this presentation use non-GAAP information of adjusted efficiency ratio, return on tangible common equity, adjusted return on tangible common equity, and adjusted return on average assets. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($ in millions) 1Q19 4Q18 Variance Adjusted Efficiency Ratio Noninterest Expense (GAAP) (a) $296 $282 Revenue Excluding Securities Gains (GAAP) (b) $436 $413 Efficiency Ratio (GAAP) (a/b) 68.0% 68.3% N/A Adjusted Noninterest Expense1 (Non-GAAP) (c) $278 $270 Adjusted Revenue1 Excluding Securities Gains (Non-GAAP) (d) $436 $423 Adjusted Efficiency Ratio (Non-GAAP) (c/d) 63.9% 63.9% N/A Return on Tangible Common Equity (ROTCE) Average Total Equity (GAAP) $4,809 $4,731 Less: Average Noncontrolling Interest (GAAP) -$295 -$295 Less: Average Preferred Stock (GAAP) -$96 -$96 Average Common Equity (GAAP) (e) $4,418 $4,340 Less: Average Intangible Assets (GAAP) -$1,585 -$1,570 Average Tangible Common Equity (Non-GAAP) (f) $2,833 $2,770 Annualized Net Income Available to Common (GAAP) (g) $402 $382 Return on Average Common Equity (ROCE) (GAAP) (g/e) 9.1% 8.8% 28bps Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) (g/f) 14.2% 13.8% 37bps Adjusted Return on Tangible Common Equity (ROTCE) Annualized Adjusted Net Income Available to Common1 (Non-GAAP) (h) $457 $448 Average Tangible Common Equity (Non-GAAP) (f) $2,833 $2,770 Adjusted Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) (h/f) 16.1% 16.2% -5bps Adjusted Return on Average Assets (ROA) Annualized Net Income (GAAP) (i) $419 $400 Average Total Assets (GAAP) (j) $40,883 $40,303 Return on Average Assets (GAAP) (i/j) 1.03% 0.99% N/A Annualized Adjusted Net Income1 (Non-GAAP) (k) $475 $466 Average Total Assets (GAAP) (j) $40,883 $40,303 Adjusted Return on Average Assets (Non-GAAP) (k/j) 1.16% 1.16% N/A Numbers may not add to total due to rounding. N/A – Not Applicable. 1Adjusted Noninterest Expense, Adjusted Revenue, Adjusted Net Income Available to Common, and Adjusted Net Income are Non-GAAP numbers that are reconciled on the previous slide. 26